UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2012

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CLEAR CHANNEL OUTDOOR HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-32663	86-0812139
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 832-3700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Effective during the first quarter of 2012, and in connection with the appointment of Clear Channel Outdoor Holdings, Inc’s (the “Company”) new chief executive officer, the Company reevaluated its segment reporting and determined that its Latin American operations were more appropriately aligned with the operations of its International segment. As a result, the operations of Latin America are no longer reflected within the Company’s Americas segment and are currently included in the results of its International segment. These changes have been reflected in the Company’s segment reporting beginning in the first quarter of 2012.

In this Form 8-K, the Company is providing a revised Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) and consolidated financial statements and notes thereto for the years ended December 31, 2011, 2010 and 2009, to revise the segment disclosures for those periods to conform to its new organization structure. The revised MD&A and consolidated financial statements otherwise continue to speak as of the date of the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Form 10-K”) with the Securities and Exchange Commission (“SEC”) and have not been updated for events or developments that occurred subsequent to such filing. For developments since the filing of the 2011 Form 10-K, please refer to the Company's Form 10-Q for the quarter ended March 31, 2012 and the Company's Forms 8-K filed since February 21, 2012, the filing date of the 2011 Form 10-K.

Annual revenue, direct operating expenses, selling, general and administrative (“SG&A”) expenses and depreciation and amortization associated with the Latin America operations are provided below:

(in thousands)	Year Ended December 31,
	2011	2010	2009
Revenue	$83,867	$73,084	$61,345
Direct operating expenses	35,431	28,214	22,643
SG&A expenses	24,093	18,786	17,250
Depreciation and amortization	11,498	10,231	10,392

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

99.1	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.2	Revised Financial Statements and Notes to Consolidated Financial Statements
99.3	Updated Report of Independent Registered Public Accounting Firm
23	Consent of Independent Registered Public Accounting Firm
101*	Interactive Data Files

* In accordance with Rule 406T of Regulation S-T, these interactive data files are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: June 21, 2012	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.2	Revised Financial Statements and Notes to Consolidated Financial Statements
99.3	Updated Report of Independent Registered Public Accounting Firm
23	Consent of Independent Registered Public Accounting Firm
101*	Interactive Data Files

* In accordance with Rule 406T of Regulation S-T, these interactive data files are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.